EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Timberline Resources Corporation (the “Company”) on Form 10-KSB for the period ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Randal Hardy, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 30, 2008	By:	/s/ Randal Hardy
Randal Hardy
Chief Executive Officer and Chief Financial Officer
Principal Executive and Financial Officer

A signed original of this written statement required by Section 906 has been provided to Timberline Resources Corporation and will be retained by Timberline Resources Corporation and furnished to the Securities and Exchange Commission or its staff upon request.